Exhibit 23.1



            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the incorporation by reference of our reports included herein or incorporated by reference in this Form 10-K, into Freeport-McMoRan Inc.'s previously filed Registration Statements on Form S-8 (File Nos. 2-85000, 33-14641, 33-29850, 33-30417 and 33-
62170).


                                        /s/Arthur Andersen LLP
                                        ----------------------
                                           Arthur Andersen LLP


New Orleans, Louisiana,
  March 27, 1996